SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 21, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 21, 2005, Mellon Financial Corporation announced that WestLB Mellon Asset Management, the joint venture that it is forming with West LB AG, will launch in the marketplace in the first quarter of 2006. The formal joint venture agreement was signed on December 20, 2005. Completion of the transaction is subject to regulatory consents.

Exhibit Number	Description

99.1	Press Release dated December 21, 2005, as released in the United States, announcing the matter referenced in Item 8.01 above.

99.2	Press Release dated 21 December 2005, as released in Europe, announcing the matter referenced in Item 8.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: December 21, 2005	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated December 21, 2005, as released in the United States	Filed herewith

99.2	Press Release dated 21 December 2005, as released in Europe	Filed herewith